UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) August 5, 2005


                              PARK CITY GROUP, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

         0003718                                           37-1454128
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 (Commission File Number)                      (IRS Employer Identification No.)

     333 Main Street, Suite 300, Park City, UT                84060
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      (Address of Principal Executive Offices)              (Zip Code)

                                  435-649-2221
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              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Contract

         On August 5, 2005, Park City Group, Inc. (the "Company") entered into a Software License Agreement with Cannon Equipment Company ("Cannon"), a Rosemount, Minnesota based company. In consideration for a $3,000,000 license fee, the Company granted Cannon a perpetual, non-exclusive, non-transferable license to the Company's Supply Chain Profit Link Software.

         In addition to the License Agreement described in the preceding paragraph, the Company entered into a Consulting Services Agreement with Cannon whereby the Company will provide certain consulting services to Cannon on an hourly basis. The Consulting Services Agreement calls for a $500,000 retainer to be paid by Cannon to the Company to be offset against services rendered under the Consulting Agreement.

         In addition to the License Agreement and Consulting Services Agreement described in the preceding paragraphs, the Company and Cannon entered into a Right of First Offer Agreement. The Company will provide Cannon a right of first offer to purchase shares of the Company's common stock offered by the Company prior to December 31, 2005 and a thirty-day exclusive right to negotiate the purchase of shares offered after December 31, 2005. The term of this agreement is one year.

         Each of the above-set forth descriptions are general summaries of the agreements referred to therein and reference is made to the actual agreements, which are attached hereto as exhibits.

Item 9.01. Financial Statements and Exhibits.

         The following Exhibits are attached hereto:

         Exhibit 10.1               Software License Agreement
         Exhibit 10.2               Consulting Services Agreement
         Exhibit 10.3               Right of First Offer Agreement

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  August 5, 2005                             PARK CITY GROUP, INC.

                                                   By: /s/ Randall K. Fields
                                                      --------------------------
                                                       CEO

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